EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment of Leases"), is made as of the 15th day of July, 2010, by and between LAKE CITY COMMONS RETAIL, a Georgia limited liability company ("Assignor"), and INLAND DIVERSIFIED LAKE CITY COMMONS, L.L.C., a Delaware limited liability company ("Assignee"), with reference to the following facts:

A.

Assignor is the owner of that certain land (the "Land") located in Columbia County, Florida, more particularly described in Schedule 1 attached hereto, and all rights, privileges and easements appurtenant to the Land (the "Appurtenances"), and all buildings and other improvements thereon (the "Improvements").  The Land, the Appurtenances and the Improvements are hereinafter referred to collectively as the "The Property."  The Property is being conveyed to Assignee pursuant to a Special Warranty Deed of even date herewith, executed by Assignor in favor of Assignee.

B.

Assignor, as the owner of the Property, has an interest, as landlord, in the Leases of space, or tenancies relating to space in the Improvements, described in the rent roll attached as Schedule 2.

C.

Assignor desires to assign, transfer and convey to Assignee all of Assignor's right, title and interest in and to the Leases, and Assignee desires to assume all of the duties and obligations of Assignor in and to the Leases.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.

Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's rights, title and interest in and to the Leases, together with all rights, privileges, benefits and all rent accruing under the Leases after the date of this Assignment of Leases.

2.

Assignee hereby assumes all of the rights, title, duties and obligations of Assignor in and to the Leases from and after the date of this Assignment of Leases including the obligation to pay all debts, charges, claims, damages, and liabilities relating to the Leases or the Property, vesting, accruing and/or arising from and after the date of this Assignment of Leases.

3.

Assignor shall defend, indemnify and hold harmless Assignee from and against any all Claims (as defined below) asserted against or incurred by Assignee as a result of any acts or omissions of Assignor vesting, accruing and/or arising under the Leases prior to the date of this Assignment of Leases, including, without limitation, sales tax, and Assignee shall defend, indemnify and hold harmless Assignor from and against any all Claims asserted against or incurred by Assignor as a result of any acts or omissions of Assignee vesting, accruing and/or arising under the Leases on or after the date of this Assignment of Leases. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees and costs, whether at trial or on appeal, whether suit is instituted or not).

4.

This Assignment of Leases shall be governed by, interpreted under and construed in accordance with the laws of the State of Florida.  Venue for any lawsuit or action related to this Assignment of Leases, including a dispute over the deposits, shall be in Columbia County, Florida.

5.

The provisions of this Assignment of Leases shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

6.

This Assignment of Leases may be executed in counterparts, all of which shall constitute the same Assignment of Leases, notwithstanding that all parties to this Assignment of Leases are not signatories to the same or original counterpart.

[SIGNATURES TO FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Leases as of the date first set forth above.

ASSIGNOR:

WITNESSES:

LAKE CITY COMMONS RETAIL, LLC, a

Georgia limited liability company

By:

South Harbor Capital, LLC, its

Managing Member

Sign:

/s/ Lori E. Kilby

By:

/s/ William P. Sullivan

Print Name: Lori E. Kilby

Name:

William P. Sullivan

Title:

Sole Member

Sign:

/s/ Shirley A. Klock

Print Name:   Shirley A. Klock

WITNESSES:

ASSIGNEE:

INLAND DIVERSIFIED LAKE CITY COMMONS, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a

Maryland corporation, its sole member

Sign: /s/ Sue Metzler

Print Name: Sue Metzler

By: /s/ Barry L. Lazarus

Name: Barry L. Lazarus

Sign: /s/ Judy L. Millette

Its: President

Print Name: Judy L. Millette

SCHEDULE 1

LEGAL DESCRIPTION

PARCEL A   (O.R.B. 1124, PG. 451)

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 589.92 feet to the POINT OF BEGINNING; thence continue South 63°57'33" West still along said Northerly Right-of-Way line a distance of 50.66 feet to the point of curve of a curve concave to the Northwest having a radius of 2250.58 feet and a central angle of 01°23'05"; thence Southwesterly along the arc of said curve, still being said Northerly Right-of-Way line, a distance of 54.39 feet; thence due North a distance of 57.59 feet; thence due East a distance of 27.34 feet; thence due North a distance of 138.00 feet; thence North 54°29'02" West a distance of 55.85 feet; thence due West a distance of 170.69 feet; thence South 00°00'20" West a distance of 304.57 feet to a point on a curve concave to the Northwest having a radius of 2250.58 feet and a central angle of 07°50'04"; thence Southwesterly along the arc of said curve, still being said Northerly Right-of-Way line, a distance of 307.74 feet; thence North 10°07'01" West a distance of 54.27 feet; thence due North a distance of 52.49 feet; thence North 15°26'27" East a distance of 37.79 feet; thence North 38°29'34" East a distance of 86.71 feet; thence North 55°39'57" East a distance of 114.32 feet; thence North 00°30'29" West a distance of 82.32 feet; thence South 87°30'00" West a distance of 95.93 feet; thence North 18°42'38" East a distance of 19.79 feet; thence North 30°58'19" East a distance of 85.06 feet; thence North 31°25'48" West a distance of 98.14 feet; thence North 23°25'54" East a distance of 51.34 feet; thence North 25°22'48" East a distance of 72.46 feet; thence North 21°41'58" East a distance of 43.92 feet; thence North 36°12'32" East a distance of 151.75 feet; thence North 72°09'25" West a distance of 97.08 feet; thence North 34°19'09" East a distance of 61.62 feet; thence North 27°37'57" East a distance of 65.98 feet; thence North 00°52'36" West a distance of 26.98 feet; thence North 88°36'44" East a distance of 38.93 feet; thence North 02°11'57" East a distance of 169.89 feet; thence North 65°44'48" East a distance of 287.74 feet; thence South 53°39'33" East a distance of 396.24 feet; thence South 02°23'24" West a distance of 523.34 feet; thence South 63°58'08" West a distance of 219.84 feet; thence South 02°34'13" West a distance of 200.58 feet to the POINT OF BEGINNING.

AND ALSO

PARCEL B   (O.R.B. 1139, PG. 1342)

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 369.34 feet to the POINT OF

BEGINNING; thence continue South 63°57'33" West still along said Northerly Right-of-Way line a distance of 220.57 feet; thence North 02°34'13" East a distance of 200.58 feet; thence North 63°58'08" East a distance of 219.84 feet; thence South 02°23'24" West a distance of 200.20 feet to the POINT OF BEGINNING.

LESS AND EXCEPT

PARCEL C   (O.R.B. 1156, PG. 489)

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 369.34 feet to the POINT OF BEGINNING; thence continue South 63°57'33" West still along said Northerly Right-of-Way line a distance of 129.52 feet to a point on a curve concave to the Northeast having a radius of 90.00 feet and a central angle of 90°16'58"; thence Northwesterly along the arc of said curve a distance of 141.82 feet to the point of tangency of said curve; thence North a distance of 40.02 feet to the point of curve of a curve concave to the Southeast having a radius of 50.00 feet and a central angle of 28°35'19"; thence Northeasterly along the arc of said curve a distance of 24.95 feet to the point of compound curve of a curve concave to the South having a radius of 10.00 feet and a central angle of 62°32'05"; thence Easterly along the arc of said curve a distance of 10.91 feet; thence North 63°58'08" East a distance of 52.98 feet; thence North a distance of 106.42 feet; thence East a distance of 153.82 feet; thence South 02°23'24" West a distance of 232.17 feet to the POINT OF BEGINNING.

LESS AND EXCEPT

PARCEL D   (O.R.B. 1141, PG. 959)

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 640.58 feet to the point of curve of a curve concave to the Northwest having a radius of 2250.58 feet and a central angle of 12°54'30"; thence Southwesterly along the arc of said curve, being still said Northerly Right-of-Way line, a distance of 258.23 feet to the POINT OF BEGINNING; thence continue Southwesterly along the arc of said curve, being still said Northerly Right-of-Way line, a distance of 248.82 feet; thence North 16°38'20" West a distance of 152.78 feet; thence North 38°29'34" East a distance of 65.39 feet; thence North 55°39'57" East a distance of 114.32 feet; thence South 89°59'40" East a distance of 147.36 feet; thence South 00°00'20" West a distance of 192.23 feet to the POINT OF BEGINNING.

LESS AND EXCEPT

PARCEL E

COMMENCE at the Northeast corner of the Southeast ¼ of the Southeast ¼ of Section 36, Township 3 South, Range 16 East, Columbia County, Florida and run Southerly along the East line of said Southeast ¼ of the Southeast ¼ of Section 36 a distance of 21.10 feet to a point on the Northerly Right-of-Way line of U.S. Highway 90, said point being a point on a curve concave to the Northwest having a radius of 4533.66 feet and a central angle of 02°28'29"; thence Southwesterly along the arc of said curve, being also the Northerly Right-of-Way line of U.S. Highway 90, a distance of 195.82 feet; thence South 64°00'20" West along said Northerly Right-of-Way line a distance of 508.63 feet; thence South 63°57'33" West still along said Northerly Right-of-Way line a distance of 369.34 feet; thence North 02°23'24" East a distance of 232.17 feet to the POINT OF BEGINNING; thence due West a distance of 153.82 feet; thence due North a distance of 220.64 feet; thence North 40°54'42" West a distance of 19.80 feet; thence North 00°35'48" East a distance of 261.29 feet; thence due East a distance of 139.16 feet; thence South 82°33'01" East a distance of 45.78 feet; thence South 02°23'24" West a distance of 491.37 feet to the POINT OF BEGINNING.

Containing 10.17 acres, more or less.

SUBJECT TO:

PARCEL II:

Together with those appurtenant easements created in (i) that certain Restrictive Covenants and Easement Agreement recorded July 5, 2007, in Official Records Book 1124, Page 476, as Amended and Restated in Official Records Book 1141, page 929, re-recorded in Official Records Book 1142, page 2253, as affected by Subordination Agreement recorded in Official Records Book 1193, Page 1306, and (ii) that certain Construction Easement Agreement recorded July 5, 2007, in Official Records Book 1124, Page 495, Public Records of Columbia County, Florida.

PARCEL III:

Together with those appurtenant easements created in that certain Slope and Construction Easement Agreement recorded July 5, 2007, in Official Records Book 1124, Page 502, Public Records of Columbia County, Florida.